                                POWER OF ATTORNEY

     KNOW ALL BY THESE  PRESENTS,  that the undersigned  hereby  constitutes and appoints Eugene M. Bullis,  Karl W. Kindig and John R. Kline,  and each of them,

any of whom may act without the joinder of the other, the undersigned's true and lawful attorney-in-fact to:

     (1)  execute  for and on behalf of the  undersigned,  in the  undersigned's

          capacity  as  an  officer  and/or  director  of  Conseco,   Inc.  (the

          "Company"),  Forms 3, 4, and 5 in accordance with Section 16(a) of the

          Securities Exchange Act of 1934 and the rules thereunder;

     (2)  do and perform  any and all acts for and on behalf of the  undersigned which may be  necessary  or desirable to complete and execute any such

          Form 3, 4, or 5  (including  the  filing of a Form ID),  complete  and execute any amendment or amendments thereto,  and file such forms with the United States  Securities  and Exchange  Commission  and any stock exchange or similar authority; and

     (3)  take any other action of any type  whatsoever in  connection  with the foregoing  which, in the opinion of such  attorney-in-fact,  may be of benefit  to, in the best  interest  of, or  legally  required  by, the undersigned,  it being understood that the documents  executed by each such  attorney-in-fact  on behalf of the undersigned  pursuant to this

          Power of Attorney  shall be in such form and shall  contain such terms

          and   conditions  as  such   attorney-in-fact   may  approve  in  such

          attorney-in-fact's discretion.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite,

necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation,

hereby  ratifying  and  confirming  all that  each such  attorney-in-fact  shall lawfully  do or cause to be done by virtue  of this  Power of  Attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities

Exchange Act of 1934.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company,

unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of September, 2006.

                                            /s/ Michael J. Dubes

                                            ------------------------

                                            Michael J. Dubes